Other relevant events of the year	12 Months Ended
Jun. 30, 2022
33. Other relevant events of the year

33. Other relevant events of the year

Ordinary Shareholders’ Meeting

On October 21, 2021, the Ordinary Shareholders’ Meeting approved among others:

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Partially write off the special reserve in the amount of ARS 30,693 which, restated for inflation, amounts to the sum of ARS 50,332, and use it for the total absorption of the negative result for the fiscal year ended June 30, 2021.

Warrants exercise

During the present fiscal year, certain warrant holders exercised their right to acquire additional shares. As of June 30, 2022, USD 19,837 was received, for a converted warrants of 44,878 to common shares.

Economic context in which the Group operates

The Company does business in a complex framework due to the macroeconomic conditions, whose main variables have recently shown high volatility, and also due to regulatory, social and political conditions, both at a national and international level.

Its operating income may be affected by the fluctuations in the inflation rate and in the exchange rate at which the peso is converted into other currencies, mainly the US dollar, the variations in interest rates, which have an impact on the cost of capital, the changes in governmental policies, capital controls and other local and international political or economic events.

The main indicators of the Argentine economy are described below:

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In June 2022, the Monthly Economic Activity Estimator (“EMAE” in Spanish) reported by the National Institute of Statistics and Censuses (“INDEC” in Spanish), registered a variation of 6.4% compared to the same month of 2021, and 1.1% compared to the previous month.

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The annual retail inflation reached 63.98% in the last 12 months. The survey on market expectations prepared by the Argentine Central Bank in July 2022, called the Market Expectations Survey (“REM” in Spanish), estimates a retail inflation of 90.2% i.a. for December 2022 and 76.6% for December 2023. Analysts participating in the REM forecast a rebound in economic activity in 2022, reaching an economic growth of 3.4%.

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In the period from June 2021 to June 2022, the Argentine peso depreciated 30.8% against the US dollar according to the wholesale average exchange rate of Banco de la Nación Argentina. Given the exchange restrictions in force since August 2019, as of June 30, 2022, there is an exchange gap of approximately 99.3% between the official price of the dollar and its price in parallel markets, which impacts the level of activity in the economy and affects the level of reserves of the Argentine Central Bank. Additionally, these exchange restrictions, or those that may be dictated in the future, could affect the Group’s ability to access the Single Free Exchange Market (“MULC” in Spanish) to acquire the necessary currencies to meet its financial obligations.

On March 3, 2022, the Central Bank of the Argentine Republic (“BCRA”) published the Communication “A” 7466 which establishes that those who register financial debts with capital maturities in foreign currency scheduled between June and December 2022, must submit a refinancing plan to the BCRA based on the following criteria: (a) that the net amount for which the exchange market will be accessed in the original terms will not exceed 40% of the principal amount due in the indicated period above, and (b) that the rest of the capital is, at least, refinanced with a new external debt with an average life of 2 years, provided that the new debt is settled in the exchange market.

After the end of the fiscal year, on July 21, 2022, the BCRA published the Communication “A” 7552 through which it includes within the limit of USD 100,000 in available liquid foreign assets that entities may have to access the Foreign Exchange Market, the holding of Argentine deposit certificates representing foreign shares (“Cedears”). Likewise, the rule establishes that the holding of Cedears acquired until 07.21.2022 that exceed said combined limit of USD 100,000 may be held until 08.19.2022. After this period, the companies must get rid of the Cedears positions when they exceed the indicated limit.

COVID-19 Pandemic

In December 2019, a new strain of coronavirus (SARS-COV-2), which caused severe acute respiratory syndrome (COVID-19) appeared in Wuhan, China. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic. In response, countries have taken extraordinary measures to contain the spread of the virus, including imposing travel restrictions and closing borders, closing businesses deemed non-essential, instructing residents to practice social distancing, implementing lockdowns, among other measures. The ongoing pandemic and these extraordinary government measures are affecting global economic activity, resulting in significant volatility in global financial markets.

On March 3, 2020, the first case of COVID-19 was registered in the country and as of today, approximately 9,500,000 cases of infections had been confirmed in Argentina, by virtue of which the Argentinian Government implemented a series of health measures of social, preventive and mandatory lockdown at the national level with the closure of non- essential activities, including shopping malls, as well as the suspension of flights and border closures, for much of the years 2020 and 2021.

Since the beginning of fiscal year 2022, and until the date of presentation of the financial statements, the Company’s shopping malls are fully operational, as well as the office buildings, despite the remote work modality that some tenants continue to apply. Regarding hotels, operating since December 2020, the sector is recovering thanks to domestic tourism and the government’s incentives to promote it after the prolonged restrictions on air flows that directly affected the influx of international tourism.

The effects of the coronavirus pandemic are not expected to affect business continuity and the Group’s ability to meet its financial commitments for the next twelve months. The Group is closely monitoring the situation and taking all necessary measures to preserve human life and the Group’s businesses.